Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

We hereby consent to the use in this Annual Report on Form 10KSB of our report dated October 7, 2005, relating to the financial statements of Technol Fuel Conditioners, Inc.




/s/ Jewett, Schwartz & Associates


Hollywood, Florida
December 20, 2005